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TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE CERTIFICATE WHEN AVAILABLE


 NUMBER               CHAMPIONSHIP AUTO RACING TEAMS, INC.          COMMON STOCK
T
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                           CUSIP

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

    THIS CERTIFICATE IS
TRANSFERABLE IN NEW YORK, NY


This
Certifies
that





is the
owner of


fully paid and non-assessable shares of Common Stock, $.01 par value per share, of CHAMPIONSHIP AUTO RACING TEAMS, INC. transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the signatures of the duly authorized officers of said Corporation.


DATED:


                                                          CHAIRMAN OF THE BOARD,
COUNTERSIGNED AND REGISTERED               CHIEF EXECUTIVE OFFICER AND PRESIDENT

                         TRANSFER AGENT
                          AND REGISTRAR

BY


                    AUTHORIZED SIGNATURE                               SECRETARY

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                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

     THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, OF THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH CLASS OF EACH SERIES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO THE EXTENT THAT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES, SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR ITS TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF TRF MIN ACT -- _____________ Custodian (until age ______________)
                       (Cust)

                    __________________________ under Uniform Transfers
                             (Minor)

                    to Minors Act ____________________________________
                                                (State)


    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________ shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said shares of Common Stock on the books of the within named

Corporation with full power of substitution in the premises.

Dated _______________________



        ________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


By _____________________________________________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.